                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
            the Securities Exchange Act of 1934 (Amendment No.    )

    Filed by the Registrant /X/
    Filed by a party other than the Registrant / /

    Check the appropriate box:
    / /  Preliminary Proxy Statement
    / / Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
    /X/  Definitive Proxy Statement
    / /  Definitive Additional Materials
    / / Soliciting Material Pursuant to Section 240.14a-11(c) or Section 240.14a-12
                            POLYVISION CORPORATION
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

/ /  No fee required

/ /  Fee computed on table below per Exchange Act Rules 14a-6(i)(1)
     and 0-11

    (1) Title of each class of securities to which transaction applies:

        ------------------------------------------------------------------------
    (2) Aggregate number of securities to which transaction applies:

        ------------------------------------------------------------------------
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

        ------------------------------------------------------------------------
    (4) Proposed maximum aggregate value of transaction:

        ------------------------------------------------------------------------
    (5) Total fee paid:

        ------------------------------------------------------------------------

/ / Fee paid previously with preliminary materials.

/ / Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

        ------------------------------------------------------------------------
    (2) Form, Schedule or Registration Statement No.:

        ------------------------------------------------------------------------
    (3) Filing Party:

        ------------------------------------------------------------------------
    (4) Date Filed:

        ------------------------------------------------------------------------

                             POLYVISION CORPORATION
                                 29 Laing Avenue
                         Dixonville, Pennsylvania 15734

                                                               February 23, 1998

Dear Shareholder:

         You are cordially invited to attend the 1997 Annual Meeting of Shareholders of PolyVision Corporation (the "Company") to be held on Tuesday, March 24, 1998, 11:00 a.m., local time, at The Mayflower Hotel - The Conservatory, 15 Central Park West, New York, New York 10023. Enclosed are the Notice of Annual Meeting, Proxy Statement and a Proxy Card relating to the Annual Meeting which we urge you to read carefully. Also enclosed is the Company's Annual Report on Form 10-K for the fiscal year ended April 30, 1997. Whether or not you expect to attend the Annual Meeting, please sign and date the enclosed Proxy Card and return it as promptly as possible to ensure that your shares will be voted. Because mail delays occur frequently, it is important that the enclosed Proxy Card be returned well in advance of the meeting.

                                     On Behalf of Your Board of Directors


                                     STEVEN S. ELBAUM
                                     CHAIRMAN OF THE BOARD


                                     DAVID H. HOLT
                                     CHIEF EXECUTIVE OFFICER

                             POLYVISION CORPORATION
                                 29 Laing Avenue
                         Dixonville, Pennsylvania 15734

                               -------------------


                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                            To Be Held March 24, 1998

                               -------------------


         NOTICE IS HEREBY GIVEN that the Annual Meeting of Shareholders (the "Annual Meeting") of PolyVision Corporation, a New York corporation (the "Company"), will be held at 11:00 a.m., local time, on Tuesday, March 24, 1998, at The Mayflower Hotel - The Conservatory, 15 Central Park West, New York, New York 10023, for the following purposes:

         1. to elect three Class II directors to the Board of Directors, each to hold office until the 1999 Annual Meeting and until his successor is elected and qualified; and

         2. to consider and transact such other business as may properly be brought before the Annual Meeting or any adjournment thereof.

         The Board of Directors has fixed February 20, 1998, as the record date for the determination of shareholders entitled to notice of and to vote at the Annual Meeting and any postponements or adjournments thereof, and only shareholders of record at the close of business on that date are entitled to such notice and to vote at the Annual Meeting. A list of shareholders entitled to vote at the Annual Meeting will be available at the Annual Meeting and at the offices of the Company for ten days prior to the Annual Meeting.

         We hope that you will use this opportunity to take an active part in the affairs of the Company by voting on the business to come before the Annual Meeting, either by executing and returning the enclosed Proxy Card or by casting your vote in person at the Annual Meeting.

         SHAREHOLDERS UNABLE TO ATTEND THE ANNUAL MEETING IN PERSON ARE REQUESTED TO DATE AND SIGN THE ENCLOSED PROXY CARD AS PROMPTLY AS POSSIBLE. A STAMPED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. IF A SHAREHOLDER RECEIVES MORE THAN ONE PROXY CARD BECAUSE HE OR SHE OWNS SHARES REGISTERED IN DIFFERENT NAMES OR ADDRESSES, EACH PROXY CARD SHOULD BE COMPLETED AND RETURNED.

                                 By Order of the Board of Directors

                                 LAWRENCE W. HAY
                                 VICE PRESIDENT OF FINANCE

Dixonville, Pennsylvania
February 23, 1998

                             POLYVISION CORPORATION
                                 29 Laing Avenue
                         Dixonville, Pennsylvania 15734

               PROXY STATEMENT FOR ANNUAL MEETING OF SHAREHOLDERS

                            TO BE HELD MARCH 24, 1998


                                  INTRODUCTION

         This Proxy Statement is being furnished to the shareholders of PolyVision Corporation, a New York corporation (the "Company"), in connection with the solicitation of proxies by the Company's Board of Directors from holders of outstanding shares of common stock, par value $.001 per share, of the Company (the "Common Stock"), for use at the Annual Meeting of Shareholders to be held on Tuesday, March 24, 1998, and any adjournment or postponement thereof.

         The expense of this solicitation of proxies will be borne by the Company. Solicitations will be made only by use of the mail except that, if deemed desirable, officers and regular employees of the Company may solicit proxies by telephone, telegraph and personal calls. Brokerage houses, custodians, nominees and fiduciaries will be requested to forward the proxy soliciting material to the beneficial owners of the stock held of record by such persons and the Company will reimburse them for their reasonable expenses incurred in this connection.

         The Company's Annual Report on Form 10-K, including financial statements for the fiscal year ended April 30, 1997, accompanies but does not constitute part of this Proxy Statement.

         The purpose of the meeting and the matters to be acted upon are set forth in the attached Notice of Annual Meeting. As of the date of this Proxy Statement, the Board of Directors knows of no other business which will be presented for consideration at the Annual Meeting. A shareholder giving a proxy pursuant to the present solicitation may revoke it at any time before it is exercised by submitting a duly executed proxy bearing a later date or by delivering to the Secretary of the Company a written notice of revocation prior to the Annual Meeting. No proxy will be used if the shareholder is personally present at the meeting and informs the Company that such shareholder wishes to vote the shares in person. Subject to such revocation, all shares represented by a properly executed proxy received prior to or at the Annual Meeting will be voted by the proxy holders whose names are set forth in the accompanying proxy in accordance with the instructions on the proxy. If no instruction is specified with respect to a matter to be acted upon, the shares represented by the proxy will be voted "FOR" the election of the nominees for director set forth herein. If any other business shall properly come before the Annual Meeting, votes will be cast pursuant to said proxies in respect of any such other business in accordance with the judgment of the persons acting under said proxies.

         It is anticipated that the mailing to shareholders of this Proxy Statement and the enclosed proxy will commence on or about February 23, 1998.

                    OUTSTANDING SECURITIES AND VOTING RIGHTS

         Only shareholders of record at the close of business on February 20, 1998 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. At that date, there were 8,561,762 outstanding shares of Common Stock, the only outstanding voting security of the Company. There was no beneficial owner (as defined under the rules of the Securities and Exchange Commission) of more than 5% of the Common Stock known to the Company at the Record Date, other than as set forth under the caption "Security Ownership of Certain Beneficial Owners and Management" below.

         The holders of a majority of the outstanding shares of Common Stock, present in person or by proxy, will constitute a quorum at the Annual Meeting. Abstentions and broker non-votes will be counted for purposes of determining the presence or absence of a quorum. "Broker non-votes" are shares held by brokers or nominees which are present in person or represented by proxy, but which are not voted on a particular matter because instructions have not been received from the beneficial owner. The affirmative vote of the holders of a majority of the shares of Common Stock present or represented at the Annual Meeting is required to elect directors pursuant to Proposal No. 1. In accordance with New York law and the Company's Restated Certificate of Incorporation and By-laws, abstentions and broker non-votes will not be counted in determining the number of votes cast on this proposal, and consequently will not affect the outcome.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL

                              OWNERS AND MANAGEMENT

         The following table sets forth information as to the shares of Common Stock owned as of the Record Date, by (i) each person known to the Company to be the beneficial owner of more than 5% of the Common Stock; (ii) each director;
(iii) each executive officer named in the Summary Compensation Table herein; and
(iv) all directors and executive officers of the Company as a group. Unless otherwise indicated in the footnotes following the table, (a) the persons as to whom the information is given had sole voting and investment power over the shares of Common Stock shown as beneficially owned by them, and (b) the business address of each such person is c/o PolyVision Corporation, 29 Laing Avenue, Dixonville, Pennsylvania 15734.


                                                                        NUMBER OF          PERCENT OF
                                                                         SHARES           COMMON STOCK
NAME AND ADDRESS OF                                                   BENEFICIALLY        BENEFICIALLY
BENEFICIAL OWNER                                                        OWNED(1)            OWNED(1)
-------------------                                                   ------------        ------------

The Alpine Group, Inc.                                                  1,576,345                 18.5%
1790 Broadway
New York, NY 10017

Steven S. Elbaum                                                        431,194(2)(3)              5.0%
c/o The Alpine Group, Inc.
1790 Broadway
New York, NY 10019

Ivan Berkowitz                                                          157,931(4)                 1.8%
1790 Broadway
New York, NY 10019

Lyman C. Hamilton, Jr.                                                  54,848(2)(3)                  *
69 Byron Drive
Avon, CT  06001

David H. Holt                                                              50,000                     *


Stephen C. Knup                                                         28,750(2)(3)                  *
c/o MG North America Holdings Inc.
520 Madison Avenue
New York, NY 10022

Bragi F. Schut                                                         137,803(2)(3)               1.6%
c/o The Alpine Group, Inc.
1790 Broadway
New York, NY 10019



                                                                        NUMBER OF          PERCENT OF
                                                                         SHARES           COMMON STOCK
NAME AND ADDRESS OF                                                   BENEFICIALLY        BENEFICIALLY
BENEFICIAL OWNER                                                        OWNED(1)            OWNED(1)
-------------------                                                   ------------        ------------

Joseph A. Menniti                                                        46,929(5)                    *

All executive officers and                                            932,455 (2)(6)              10.7%
directors as a group
(8 persons)


------------------------
* Percentage ownership is less than 1%.

(1) Includes, in accordance with Rule 13d-3(d)(1)(i) of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), 8,561,762 shares of Common Stock outstanding as of the Record Date, and to the extent set forth in the next sentence only, includes shares issuable upon the exercise of options within 60 days of such date under the Company's 1994 Stock Option Plan held by the persons included in the table. For the purpose of computing the percentage of outstanding shares beneficially owned by a particular person, any securities not outstanding which are subject to options, warrants, rights or conversion privileges exercisable by that person within 60 days of the Record Date, have been deemed to be outstanding, but have not been deemed outstanding for the purpose of computing the percentage of the class beneficially owned by any other person.

(2) Pursuant to the Company's 1995 Directors Stock Grant Plan, each of Messrs. Elbaum, Hamilton, Knup and Schut were granted 10,000 shares of Common Stock in October 1995. Under the terms of the 1995 Directors Stock Grant Plan, one-third of such shares vested on the date of the 1995 Annual Meeting of Shareholders, one-third of such shares vested on the date of the 1996 Annual Meeting of Shareholders and one-third of such shares vest on the date of this Annual Meeting.

(3) Pursuant to the Company's 1995 Directors Stock Option Plan, each of Messrs. Elbaum, Hamilton, Knup and Schut were granted stock options to purchase 25,000 shares of Common Stock in October 1995 at an exercise price of $3.86 per share. Under the terms of the 1995 Directors Stock Option Plan, such options are exercisable over a four-year period, vesting as to one-fourth of the total number of options granted in October of each year, commencing October 1996.

(4) Includes (i) 15,000 "restricted" shares of Common Stock granted to Mr. Berkowitz under the terms of his former employment agreement with the Company, and (ii) stock options to purchase 87,500 shares of Common Stock granted to Mr. Berkowitz under the terms of the Company's 1994 Stock Option Plan at an exercise price of $3.86.

(5) Includes (i) 6,000 of the 15,000 "restricted" shares of Common Stock granted to Mr. Menniti under the terms of his employment agreement with the Company, with the remaining shares to be earned in equal 3,000 share installments on May 1, 1998, 1999 and 2000, subject to certain conditions in the event of Mr. Menniti's earlier termination of employment, and (ii) stock options to purchase 37,500 of the 75,000 shares of Common Stock granted to Mr. Menniti under the terms of the Company's 1994 Stock Option Plan at an exercise price of $3.86, with the remaining options to be exercisable in equal 18,750 share installments on May 1, 1997, 1998 and 1999, subject to certain conditions in the event of Mr. Menniti's earlier termination of employment.

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

         The Company's Restated Certificate of Incorporation provides that the Board of Directors of the Company shall consist of three to nine directors. Presently, the Board of Directors of the Company is comprised of six directors and is divided into two classes, with staggered two-year terms, and one class of directors is elected at each Annual Meeting of Shareholders. Section 704 of the New York Business Corporation Law provides that where a Board of Directors is classified, no class shall include less than three directors.

         At the 1996 Annual Meeting of Shareholders, Ivan Berkowitz, Stephen C. Knup and Bragi F. Schut were re-elected to the Company's Board of Directors as Class I directors to hold office until the 1998 Annual Meeting of Shareholders and until their successors are elected and qualified. At the 1995 Annual Meeting of Shareholders, Steven S. Elbaum and Lyman C. Hamilton, Jr. were elected as Class II directors to hold office until the 1997 Annual Meeting of Shareholders and until their successors are elected and qualified. In December 1997, David H. Holt, the Company's Chief Executive Officer, was elected a Class II director to fill a vacancy on the Company's Board.

         At the Annual Meeting, in accordance with the Company's Restated Certificate of Incorporation and By-laws which relate to corporate governance, three persons are to be elected to the Board of Directors of the Company as Class II directors to hold office until the 1999 Annual Meeting of Shareholders and until their successors are elected and qualified, and it is intended that shares represented by properly executed proxies will be voted, in the absence of contrary instructions, in favor of the election of the following named nominees, all of whom are presently Class II directors: Steven S. Elbaum, Lyman C. Hamilton, Jr. and David H. Holt. The directors unanimously approved the nominations as noted at a special meeting of the Board of Directors held December 9, 1997. The affirmative vote of the holders of a majority of the shares of Common Stock present or represented at the Annual Meeting is required to elect the foregoing nominees to the Board of Directors.

         The persons named in the enclosed proxy intend to vote the shares represented by proxies for the Board of Directors nominees unless the vote for such persons is withheld. If any of those nominated should not continue to be available for election, it is intended that the shares represented by the proxies will be voted for such other person or persons as the Board shall designate. No circumstances are presently known which would render any nominee named herein unavailable for election.

                              NOMINEES FOR DIRECTOR

DIRECTORS TO HOLD OFFICE UNTIL 1999 (CLASS II)

STEVEN S. ELBAUM - AGE 49
Director since 1994

          Mr. Elbaum was elected Chairman of the Board and a director of the Company in December 1994. Mr. Elbaum has been a director of The Alpine Group, Inc. ("Alpine"), a diversified industrial company, since 1980 and has served as its Chairman of the Board and Chief Executive Officer since June 1984. Mr. Elbaum has also been the Chairman of the Board, President and Chief Executive Officer of Superior TeleCom, Inc. ("Superior TeleCom"), a manufacturer of copper telecommunications wire and cable, since July 1996. Mr. Elbaum serves on the Board of Directors of Interim Services, Inc., a provider of value-added staffing and healthcare services, HumaScan, Inc., a developer of medical monitoring devices, and Broadway and Seymour, Inc., a developer and vendor of computer software technologies.

LYMAN C. HAMILTON, JR. - AGE 71
Director since 1995

         Mr. Hamilton was elected a director of the Company in May 1995. Mr. Hamilton is currently a private investor and served as President and Chief Executive Officer of APV, Inc., a wholly-owned subsidiary of the Company engaged in the research and development of a proprietary flat panel display technology, from March 1991 to December 1992. From December 1989 to September 1990, Mr. Hamilton served as Chairman and Chief Executive Officer of Imperial Corporation of America, a public bank holding company (Imperial Corporation of America filed a petition under Chapter 11 of the U.S. Bankruptcy Code in February 1990); and from 1980 to December 1989, he served as Chairman and President of Tamco Enterprises, Inc., a private investment company. From 1962 to 1979, Mr. Hamilton served in various senior executive officer positions with ITT Corp. and was its Chief Executive Officer in 1978 and 1979 and a director of ITT Corp. from 1974 to 1979. Mr. Hamilton currently serves on the Board of Directors of InterDigital Communications Corp., a manufacturer of wireless telephone equipment, Scan-Optics, Inc., a manufacturer of optical character recognition equipment, and is a member of the Advisory Boards of Desai Capital Management and UBS Asset Management. Mr. Hamilton served on Alpine's Board of Directors from 1991 to November 1993.

DAVID H. HOLT - AGE 43
Director since 1997

         Mr. Holt became Chief Executive Officer of the Company in April 1997. From January 1996 to January 1997, he served as Group Vice President of Beloit Corporation, a subsidiary of Harnischfeger Industries, which manufacturers and markets machinery and systems for the pulp and paper industry. From 1976 to 1996, Mr. Holt held various financial, marketing and general management positions with Beloit Corporation.

DIRECTORS CONTINUING IN OFFICE UNTIL 1998 (CLASS I)

IVAN BERKOWITZ - AGE 51
Director since 1995

         Mr. Berkowitz was elected a director of the Company in May 1995, and served as Chief Executive Officer of the Company from such date to April 1997. Previously, from September 1993 to March 1995, he was the Managing General Partner of Steib & Company, a private investment partnership. Since March 1995, Mr. Berkowitz has also been a director of Propierre I, a public French real estate mutual fund, and, since July 1995, a director of Harmony Holdings, Inc., a company engaged in the commercial film production business. From 1978 through December 1994, Mr. Berkowitz was a Managing Director of Chestnut Hill Securities, Inc., a registered broker-dealer in Los Angeles, California.

STEPHEN C. KNUP - AGE 55
Director since 1995

          Mr. Knup was elected a director of the Company in May 1995. Mr. Knup has been the Executive Vice President and Chief Financial Officer of MG North America Holdings Inc. (formerly known as MetallGesellschaft Corp.), a raw materials company, from November 1994 to the present. Mr. Knup formerly served as Chief Operating Officer of Frankel & Co., an insurance brokerage company, from May 1994 to November 1994, and as the Senior Vice President and Chief Financial Officer of AMAX Inc., a natural resource and a natural gas producer, from February 1988 to December 1993, and as a consultant to Cyprus Amax Minerals Company, its successor by merger, from January 1994 to March 1994.

BRAGI F. SCHUT - AGE 56
Director since 1994

          Mr. Schut was elected a director of the Company in December 1994. Mr. Schut has been a director of Alpine since 1984 and its Executive Vice President since 1986. Mr. Schut is also a director of Superior TeleCom.

               THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE
               ELECTION OF THE NOMINEES FOR DIRECTOR LISTED ABOVE.

                             INFORMATION ABOUT BOARD
                     MEETINGS AND COMMITTEES, AND MANAGEMENT

         There were three meetings of the Board of Directors during the fiscal year ended April 30, 1997. Each incumbent director attended all of the Board of Directors meetings and the meetings of Board Committees on which he served.

COMMITTEES OF THE BOARD

         AUDIT COMMITTEE - During the fiscal year ended April 30, 1997, the Audit Committee of the Company's Board of Directors consisted of Steven S. Elbaum, Lyman C. Hamilton, Jr. and Stephen C. Knup. The Audit Committee met once during the fiscal year ended April 30, 1997, at which it reviewed the financial results of the Company and discussed the prospective audit for the fiscal year ended April 30, 1997 with the Company's independent auditors. The Audit Committee is primarily responsible for reviewing the services performed by the Company's independent auditors and evaluating the Company's accounting policies and its system of internal control.

         COMPENSATION COMMITTEE - During the fiscal year ended April 30, 1997, the Compensation Committee of the Company's Board of Directors consisted solely of Bragi F. Schut. The Compensation Committee did not meet during the fiscal year ended April 30, 1997, as there were no material compensation matters to be considered. The Compensation Committee is primarily responsible for reviewing and approving the salary and benefits policies of the Company, including compensation of executive officers. Commencing in December 1997, pursuant to resolutions of the Company's Board of Directors, Ivan Berkowitz and Stephen C. Knup were appointed to the Compensation Committee.

         STOCK OPTION COMMITTEE - During the fiscal year ended April 30, 1997, the Stock Option Committee of the Company's Board of Directors consisted solely of Bragi F. Schut. The Stock Option Committee administers the 1994 Stock Option Plan, and recommends and approves grants of stock options under such plans. During the fiscal year ended April 30, 1997, the Stock Option Committee did not meet. Options granted to Messrs. Berkowitz, Holt and Menniti pursuant to their respective employment agreements were approved by the entire Board of Directors as a whole.

         DIRECTORS STOCK GRANT AND STOCK OPTION COMMITTEES - The Company's Board of Directors does not have a separate Directors Stock Grant or Stock Option Committee, but rather administers such plans as a whole.

         NOMINATING COMMITTEE - The Company's Board of Directors does not have a Nominating Committee, but rather performs these functions as a whole.

DIRECTORS' COMPENSATION

         In addition to grants made pursuant to the Company's 1995 Directors Stock Option and Stock Grant Plans, non-employee directors receive $500 for each board or committee meeting attended. All expenses in connection with attendance at such meetings are paid by the Company.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         In May 1995, the Company entered into an agreement with Alpine, the Company's largest single shareholder, pursuant to which the Company had the right to borrow prior to May 24, 1997, up to

$5,000,000 from Alpine to be used by the Company to fund its working capital needs, including research, development and commercialization activities in connection with the flat panel display technology of APV, Inc., a wholly-owned subsidiary of the Company. Borrowings under the agreement are unsecured and bear interest at a market rate reflecting Alpine's cost of borrowing such funds (currently approximately 8-1/2%), with interest payable semiannually in cash. The principal balance outstanding is due on May 24, 2005, subject to mandatory prepayment of principal and interest, in whole or in part, from the net cash proceeds of any public or private, equity or debt financing made by the Company at any time before maturity. As of April 30, 1997, $5,000,000 was outstanding under such agreement.

         In April 1997, the Company entered into an agreement with Alpine to borrow $811,000 to fund its corporate borrowing requirements. Borrowings under this agreement are also at Alpine's cost of borrowing such funds. The Company has historically relied upon the support of Alpine to meet its working capital needs and financial commitments. The Company's obligations to Alpine are comprised of accrued dividends and indebtedness which total approximately $10,500,000 as of April 30, 1997. The indebtedness to Alpine increased by approximately $3,000,000 during fiscal 1997. Alpine has agreed to advance further funds to the Company through July 31, 1998 as may be necessary for the Company to meet its financial commitments to third parties incurred in the ordinary course of business. The decision to continue to provide such financial support is made annually by Alpine and future decisions will be based upon the conditions existing at that time.

         The Board of Directors of the Company and Alpine contain some of the same members. See "Proposal No. 1: Election of Directors."

         Adience, Inc. ("Adience"), a wholly-owned subsidiary of Alpine, has performed certain management and administrative services for the Company. These services included the use of Adience's management information system. The fee paid by the Company for these services in fiscal 1997 and in prior years, as agreed to by the Boards of Adience and the Company, was $300,000. Effective May 1997, these services are no longer being provided by Adience, as the Company currently performs them internally.

MANAGEMENT

         The names and ages of the executive officers of the Company, and their positions with the Company, are as follows:



NAME                                        AGE       POSITION
David H. Holt.....................          43        Chief Executive Officer

Joseph A. Menniti.................          60        President and Chief Operating Officer

Lawrence W. Hay...................          53        Vice President of Finance and Secretary


         See "Nominees for Directors" above for certain biographical information concerning David H. Holt.

         JOSEPH A. MENNITI was elected President and Chief Operating Officer of the Company in May 1995. From 1989 to May 1995, Mr. Menniti was the President of DNE Technologies, Inc., a wholly-owned subsidiary of Alpine which designs, manufactures and markets electronic and communications products and systems for the military, government and commercial sectors. Mr. Menniti held various positions at Grumman Aerospace Corporation prior thereto.

         LAWRENCE W. HAY was appointed Vice President of Finance of the Company in August 1996. From 1985 to January 1996, Mr. Hay served as Vice President of Finance and Administration of Ceramicus, Inc., a manufacturer of ceramic tile. From February to July 1996, Mr. Hay acted as a freelance business consultant.

         No family relationship exists among any of the directors or executive officers of the Company. No arrangement or understanding exists between any director or executive officer and any other person pursuant to which any director or executive officer was selected as a director or executive officer of the Company. All executive officers are appointed annually by the Board of Directors.

                   EXECUTIVE COMPENSATION AND RELATED MATTERS

         The following table sets forth the cash compensation (including cash bonuses) paid or accrued by the Company for its fiscal year ended April 30, 1997 and the two prior fiscal years to its Chief Executive Officer and to the three other executive officers of the Company whose compensation exceeded $100,000 at April 30, 1997 (the "Named Executive Officers"):


                           SUMMARY COMPENSATION TABLE

                                                           ANNUAL                               LONG-TERM
                                                        COMPENSATION                          COMPENSATION
                                            -----------------------------------         ---------------------------
                                                                                                         COMMON
                                                                   OTHER ANNUAL         RESTRICTED        STOCK
     NAME AND                  FISCAL        SALARY    BONUS       COMPENSATION           STOCK         UNDERLYING
PRINCIPAL POSITION              YEAR            ($)       ($)            ($)(5)         AWARDS (#)      OPTIONS (#)
------------------             ------   -----------   --------     ------------         ----------      -----------
Ivan Berkowitz (1)              1997       $206,000     $35,000                 --              --               --
Former Chief Executive          1996        200,000          --                 --          25,000          175,000
Officer and Director            1995             --          --                 --              --               --

David H. Holt(2)                1997       $ 22,000          --                 --              --               --
Chief Executive Officer
and Director

Joseph A. Menniti (3)           1997       $191,000      30,000                 --              --               --
President and Chief             1996        185,000          --          32,000(4)          15,000           75,000
Operating Officer               1995             --          --                 --              --               --

------------------------

(1) Mr. Berkowitz resigned as the Chief Executive Officer of the Company in April 1997.

(2)  Mr. Holt became the Chief Executive Officer of the Company in April 1997.

(3) Mr. Menniti was elected the President and Chief Operating Officer of the Company in May 1995.

(4) This amount was received as a signing bonus under Mr. Menniti's employment agreement. See "Employment Agreements" below.

(5) The aggregate value of benefits to be reported under the "Other Annual Compensation" column did not exceed the lesser of $50,000 or 10% of the total of annual salary and bonus reported for the Named Executive Officer.

EMPLOYMENT AGREEMENTS

         In April 1997, Ivan Berkowitz resigned as the Chief Executive Officer of the Company. Mr. Berkowitz received compensation and other benefits under his employment agreement through June 30, 1997, at which time such agreement terminated. Pursuant to the terms of his employment agreement, Mr. Berkowitz received a bonus of $35,000 in respect of fiscal 1996 and a stock grant of 15,000 shares of the Company's Common Stock.

         At the time of Mr. Berkowitz's resignation, the Company entered into an employment agreement with David H. Holt to serve as the Company's Chief Executive Officer through March 15, 2000. Under his employment agreement, Mr. Holt is entitled to receive an annual base salary of $175,000, subject to annual cost-of-living adjustments, and incentive compensation (payable in either cash or restricted stock) of up to 40% of his annual base salary upon the achievement of targeted corporate objectives, determined by the Company's Board of Directors. Mr. Holt is also entitled to receive incentive stock options to purchase 150,000 shares of the Company's Common Stock at an exercise price of $0.65, vesting in three equal installments on March 15, 1998, 1999 and 2000. In addition, if Mr. Holt's employment is terminated by the Company for any reason other than for "Cause" (as defined) or by Mr. Holt for "Good Reason" (as defined) such executive is entitled to payment of one times his base salary plus any amount due for incentive compensation. Mr. Holt agreed not to compete with the Company during his term of employment and for two years thereafter.

         Pursuant to an Employment Agreement, dated as of May 1, 1995, between the Company and Joseph A. Menniti, Mr. Menniti has agreed to serve as the President and Chief Operating Officer of the Company until either he or the Company elects to terminate such employment upon prior written notice. Under the terms of his Employment Agreement, Mr. Menniti is entitled to an annual base salary, subject to annual reviews, of $185,000, for services rendered in such position, plus an annual bonus of not less than 30% of such base salary in the event the Company achieves annual targeted performance objectives set by the Company's Board of Directors.

         In addition, pursuant to his Employment Agreement, the Company agreed to grant to Mr. Menniti stock options to purchase 75,000 shares of the Company's Common Stock at an exercise price of $3.82 and vesting in five equal annual installments. The Company also agreed to make restricted stock grants to Mr. Menniti in the amount of 15,000 shares of the Company's Common Stock, to be held by the Company and released at a rate of 3,000 shares per year. In addition, if Mr. Menniti's employment is terminated by the Company for any reason other than for "Cause" (as defined) or by Mr. Menniti for "Good Reason" (as defined), he is entitled to payment of one times his base salary if termination occurs on or before May 1, 1999 and one and one-half times his salary if termination occurs thereafter, in each case together with the annual bonus that he would have been entitled to had his employment not been so terminated. Mr. Menniti has agreed not to compete with the Company during his term of employment and for two years thereafter and not to disclose any part of the Company's proprietary technology in perpetuity.

STOCK OPTIONS

         The following table sets forth information with respect to grants of options ("Options") to purchase Common Stock under the Company's 1994 Stock Option Plan to the Named Executive Officers during the fiscal year ended April 30, 1997:


                          OPTION GRANTS IN FISCAL 1997

                                              % OF TOTAL                                       POTENTIAL REALIZED
                                                OPTIONS                                         VALUE AT ASSUMED
                                              GRANTED TO       EXERCISE                       ANNUAL RATE OF STOCK
                               OPTIONS         EMPLOYEES         PRICE       EXPIRATION         APPRECIATION FOR
           NAME               GRANTED(1)    IN FISCAL YEAR     ($/SH)(1)         DATE             OPTION TERM(2)
           ----               ----------    --------------     ---------     ----------       --------------------
                                                                                                5%           10%
                                                                                           --------     --------
   David H. Holt..........        150,000             100.0%        $0.65    March 2000         $0            $0

------------------------
(1)      All options were granted at or above market value on the date of grant.

(2) These amounts represent certain assumed rates of appreciation only. Actual gains, if any, on option exercises are dependent upon other factors, including the future performance of the Common Stock and overall stock market conditions.

         The following table sets forth for the Named Executive Officers information on options exercised, unexercised options and year-end option values in each case with respect to options to purchase shares of the Company's Common
Stock:


            AGGREGATED OPTION EXERCISES DURING FISCAL 1997 AND FISCAL YEAR-END OPTION VALUES

                                                               NUMBER OF SECURITIES
                                SHARES          VALUE               UNDERLYING                VALUE OF UNEXERCISED
           NAME               ACQUIRED ON     REALIZED        UNEXERCISED OPTIONS AT          IN THE MONEY OPTIONS
                              EXERCISE(#)         ($)             APRIL 30, 1997(#)            AT APRIL 30, 1997(1)
                              -----------    --------       -------------------------        -----------------------

                                                           EXERCISABLE    UNEXERCISABLE    EXERCISABLE   UNEXERCISABLE
David H. Holt.........            -0-            -0-             -0-         150,000          $0              $0

------------------------
(1) Represents the difference between the last sale price of the Common Stock on April 30, 1997 ($0.25), and the exercise price of the option multiplied by the applicable number of shares.

          COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

         The sole member of the Compensation Committee of the Board of Directors was Bragi F. Schut during the fiscal year ended April 30, 1997. No member of the Board of Directors or the Compensation Committee has any interlocking relationship with any other corporation that requires disclosure under this heading.

                     REPORT OF THE COMPENSATION COMMITTEE ON
                             EXECUTIVE COMPENSATION

         The Compensation Committee (the "Committee") of the Board of Directors of the Company was established in 1990 and did not hold any meetings during the fiscal year ended April 30, 1997. The duties and responsibilities of the Committee include the following:

         (a) approval of annual salaries and other benefits provided for executive officers of the Company;

         (b) approval of the adoption of compensation plans in which the executive officers of the Company may be participants and awarding of benefits under such plans; and

         (c) undertaking studies and making recommendations with respect to the Company's compensation structure and policies and the development of management personnel.

         The Committee's policies with respect to executive compensation are intended to achieve the following goals. First, they are intended to create base compensation levels sufficient to attract and retain talented and dedicated executive officers. Second, the compensation policies are intended to provide a direct link between performance during the year (both the performance of the Company as a whole and the performance of the individual officer) as a part of the officer's compensation. Third, the compensation policies are intended to provide executive officers with the opportunity to acquire an equity stake in the Company through the grant of options pursuant to the Company's 1994 Stock Option Plan.

         During the fiscal year ended April 30, 1997, the full Board approved bonuses and granted options to certain of its executive officers and certain employees. In each case, the Board's decision was based upon the principles and procedures outlined above.

                                       COMPENSATION COMMITTEE
                                            Bragi F. Schut

         The Report of the Compensation Committee on Executive Compensation shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under the Securities Act of 1933, as amended, or under the Exchange Act, except to the extent that the Company specifically incorporates this information by reference, and shall not otherwise be deemed filed under such acts.

                   SHAREHOLDER RETURN PERFORMANCE PRESENTATION

         The following chart compares the value of $100 invested in the Company's Common Stock from December 1992 to April 30, 1997, with a similar investment in the Dow Jones Equity Market Index and the Dow Jones Heavy Construction Index.

                 COMPARISON OF 52 MONTH CUMULATIVE TOTAL RETURN*
         AMONG POLYVISION CORPORATION, THE DOW JONES EQUITY MARKET INDEX
                   AND THE DOW JONES HEAVY CONSTRUCTION INDEX


                                                              CUMULATIVE TOTAL RETURN
                                          ----------------------------------------------------------------
                                            12/92       12/93       12/94       4/95      4/96       4/97
   PolyVision Corporation      PLI            100          92          83         75        18          2
   Dow Jones Equity Market
       Index                   IDOW           100         110         111        125       164        205
   Dow Jones Heavy
       Construction Index      ICON           100         105         101        115       144        130


COMPLIANCE WITH SECTION 16(A) OF THE SECURITIES EXCHANGE ACT OF 1934

         Section 16(a) of the Exchange Act requires the Company's executive officers, directors and holders of more than ten percent of the Company's Common Stock to file with the Securities and Exchange Commission ("SEC") and the American Stock Exchange initial reports of ownership and reports of changes in ownership of the Company's Common Stock. Such persons are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

         Based solely upon its review of the copies of such forms received by the Company, or representations from certain reporting persons that no year-end Forms 5 were required for those persons, the Company believes that, during the fiscal year ended April 30, 1997, all filing requirements applicable to its executive officers, directors and greater than ten percent beneficial owners were complied with.

                            PROPOSALS OF SHAREHOLDERS

         Under certain circumstances, shareholders are entitled to present proposals for consideration at shareholders meetings. Any such proposal to be included in the proxy statement for the Company's 1998 Annual Meeting of Shareholders must be submitted to the Secretary of the Company prior to May 31, 1998. It is suggested that such proposals be sent by Certified Mail, Return Receipt Requested.

             OTHER MATTERS WHICH MAY COME BEFORE THE ANNUAL MEETING

         The Company knows of no other matters to be presented at the Annual Meeting, but if any other matters should properly come before the meeting, it is intended that the persons named in the accompanying form of proxy will vote the same in accordance with their best judgment and their discretion, and authority to do so is included in the proxy.

                                         By Order of the Board of Directors



                                         LAWRENCE W. HAY
                                         VICE PRESIDENT OF FINANCE

                            POLYVISION CORPORATIOIN
                        866 NORTH MAIN STREET EXTENSION
                         WALLINGFORD, CONNECTICUT 06492

             PROXY SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
                             POLYVISION CORPORATION
        FOR THE ANNUAL MEETING OF SHAREHOLDERS--TUESDAY, MARCH 24, 1998

    The undersigned hereby constitutes and appoints Steven S. Elbaum, Ivan Berkowitz and Lawrence W. Hay, each of them his true and lawful agents and proxies with full power of substitution in each, to represent the undersigned at the Annual Meeting of Shareholders of POLYVISION CORPORATION (the "Company"), to be held at The Mayflower Hotel--The Conservatory, 15 Central Park West, New York, New York 10023, at 11:00 a.m., local time, on Tuesday, March 24, 1998, and at any adjournments thereof, on all matters coming before said meeting.

1.         Election of three Class 2 Directors to the Board of Directors, each to hold office until the 1999 Annual Meeting and until his successor is elected and qualified.
           Class II: Steven S. Elbaum, Lyman C. Hamilton, Jr., David H. Holt
           (Mark only one)
           / / VOTE FOR all nominees listed above (except as marked to the contrary below)
           / / VOTE WITHHELD from all nominees listed above
           (INSTRUCTION: To withold authority to vote for any individual nominee, write that nominee's name in the space provided above.)

    In their discretion, upon any other matters as may properly come before the meeting.

    THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER(S). IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR EACH OF THE PROPOSALS.

                                                 Sign exactly as name appears on
                                                 stock certificate. Executors,
                                                 administrators and trustees
                                                 should give full title as such.
                                                 If the signer is a corporation,
                                                 please sign full corporate name
                                                 by duly authorized officer.
                                                 Dated ___________________, 1998
                                                 _______________________________
                                                 _______________________________
                                                   Signature of Shareholder

    Please mark, sign, date and return the proxy card promptly using the enclosed envelope.